UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 28, 2014

EARTH SCIENCE TECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-179280	45-4267181
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 2255 Glades Road, Suite 324A,
Boca Raton, Florida 33431

(Address of principal executive offices)(Zip Code)

(561) 705-1278

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On July 18, 2014, Earth Science Tech, Inc. entered into a Lease Agreement with LG Coral Gables, LLC for the lease of a retail establishment located in Coral Gables, Florida for a term of 5 years at a montly rent of $3,442.17 with a security deposit of $17,210.83.  The lease includes charges for common area maintenance expenses, and taxes of $1,058.92.

(c) Exhibits

Exhibit No.	Description
10.1	Lease Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Science Tech, Inc.

Dated: August 14, 2014	By:	/s/ Harvey Katz
Harvey Katz
Title: President